UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

American Locker Group Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-439	16-0338330
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2701 Regent Blvd., Suite 200

DFW Airport, TX 75261

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (817) 329-1600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective February 22, 2013, David C. Shiring resigned as Chief Financial Officer of American Locker Group Incorporated. In his resignation letter, Mr. Shiring cited his desire to devote more time to other professional and personal interests. Paul M. Zaidins, President and Chief Executive Officer, will serve as interim Chief Financial Officer until a replacement is found and Stephen Slay, who has been appointed Vice President Finance, will manage the day to day accounting functions of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LOCKER GROUP INCORPORATED

Date: February 27, 2013	By:	/s/ Paul M. Zaidins
Name: Paul Zaidins
Title: President and Chief Executive Officer